Exhibit 10.11
FIFTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
THIS FIFTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 16, 2016, amends the Receivables Purchase Agreement dated as of July 31, 2013, as previously amended (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, INC., a Virginia corporation (the “Servicer”), the Originators party thereto from time to time, the Conduit Purchasers listed on Schedule I thereto from time to time, the Committed Purchasers listed on Schedule I thereto from time to time, the LC Banks listed on Schedule III thereto from time to time, the Facility Agents listed on Schedule I thereto from time to time, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”), SUNTRUST BANK, as the co-administrative agent (the “Co-Administrative Agent”), and WOLSELEY PLC (the “Parent”).
Preliminary Statement: The parties desire to amend the Receivables Purchase Agreement to extend the Scheduled Termination Date and to make several additional changes. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Receivables Purchase Agreement shall, after the Amendment Effective Date, refer to the Receivables Purchase Agreement as amended hereby.
I.    AMENDMENTS
Effective as of the Amendment Effective Date (as defined in Section 3.1 below), the Receivables Purchase Agreement is amended as follows:
    1.1    Extension of Scheduled Termination Date.    The Scheduled Termination Date is hereby extended from “October 2, 2018” to “December 19, 2019”.
    1.2    Amendment of Definitions.    The following amendments are made to Section 1.01 of the Receivables Purchase Agreement:
(a)    The definition of “Eligible Receivable” is hereby amended to add the following new clause (x) to the end thereof:
(x)    which is not a Contra Account.
(b)    A new definition of “Contra Account” is added in the appropriate alphabetical order and reads as follows:
“Contra Account” means, when the Parent is at Leverage Level 3, a Receivable that may be offset by a current account payable due from an Originator to the related Obligor.
1.3    Amendment of Termination Event Relating to Delinquency Ratio. The Termination Event relating to the Delinquency Ratio set forth in Section 8.01(k) of the Receivables Purchase Agreement is hereby amended to add the month of December to clause (i) thereof and make a clarifying change and now reads as follows:
    (k)    3-month rolling average Delinquency Ratio exceeds (i) for the January, February, March and December reporting months (as calculated in each such month for the preceding Calculation Period), 12.00% and (ii) for all other reporting months, 11.00% (12.00% or 11.00%, as applicable, when the Parent is at Leverage Level 2 and 12.00% or 11.00%, as applicable when the Parent is at Leverage Level 3);
    II.    REPRESENTATIONS AND WARRANTIES
2.1    Each of the Ferguson Parties, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants that:
    (a)    prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on the Closing Date) set forth in the Receivables Purchase Agreement are true and correct in all material respects;

    (b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
    (c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.
III.    CONDITIONS TO EFFECTIVENESS
3.1     This Amendment shall be effective on the date (the “Amendment Effective Date”) that (a) the Administrative Agent shall have received counterparts of this Amendment, executed by the Seller, the Servicer, each Originator, the Parent and each Facility Agent and (b) each of the Facility Agents shall have received from the Seller its renewal fee equal to 0.05% of its related Purchase Group Maximum Net Investment and appropriately invoiced to the Seller.
IV.    AFFIRMATION AND RATIFICATION
4.1    The Parent hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Transaction Documents to which it is a party, which Transactions Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party.
V.     MISCELLANEOUS
5.1    This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. Except as otherwise expressly provided by this Amendment, all of the provisions of the Receivables Purchase Agreement shall remain the same.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
    FERGUSON RECEIVABLES, LLC

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON ENTERPRISES, INC.

    By: /s/ William Brundage
    Name: William Brundage
    Title: SVP of Finance

ENERGY & PROCESS CORPORATION

By: /s/ William Brundage
    Name: William Brundage
    Title: SVP of Finance

FERGUSON FIRE & FABRICATION, INC.

By: /s/ William Brundage
    Name: William Brundage
    Title: SVP of Finance

[Signature Page to 5th Amendment to Ferguson RPA]

WOLSELEY PLC

By: /s/ Philip Scott
    Name: Philip Scott
    Title: Group Treasurer

[Signature Page to 5th Amendment to Ferguson RPA]

ROYAL BANK OF CANADA, as Administrative Agent and a Facility Agent

    By: /s/ Janine D. Marsini
    Name: Janine D. Marsini
    Title: Authorized Signatory

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
    Title: Authorized Signatory

[Signature Page to 5th Amendment to Ferguson RPA]

SUNTRUST, as Co-Administrative Agent and a Facility Agent

    By: /s/ David Hufnagel
    Name: David Hufnagel
    Title: Vice President

[Signature Page to 5th Amendment to Ferguson RPA]

SOCIÉTÉ GÉNÉRALE, as a Facility Agent

    By: /s/ Martin J. Finan
    Name: Martin J. Finan
    Title: Managing Director

[Signature Page to 5th Amendment to Ferguson RPA]

SMBC NIKKO SECURITIES AMERICA, INC, as a Facility Agent

    By: /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Managing Director

[Signature Page to 5th Amendment to Ferguson RPA]

PNC BANK, NATIONAL ASSOCIATION, as a Facility Agent

    By: /s/ Eric Bruno
    Name: Eric Bruno
    Title: Senior Vice President
[Signature Page to 5th Amendment to Ferguson RPA]